UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 24, 2004

LINENS ’N THINGS, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12381 (Commission File Number)	22-3463939 (I.R.S. Employer Identification Number)

6 Brighton Road, Clifton, New Jersey (Address of Principal Executive Offices)	07015 (Zip Code)

Registrant’s telephone number, including area code	(973) 778-1300

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

c.	Exhibits

10.1	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement (Performance).

10.2	Form of Linens ’n Things, Inc. 2000 Stock Award and Incentive Plan Stock Option Agreement (as modified).

10.3	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Units Agreement.

10.4	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004	LINENS ’N THINGS, INC. By: BRIAN D. SILVA —————————————— Name: Brian D. Silva Title: Senior Vice President, Human Resources, Administration and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement (Performance).

10.2	Form of Linens ’n Things, Inc. 2000 Stock Award and Incentive Plan Stock Option Agreement (as modified).

10.3	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Units Agreement.

10.4	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement.